EXHIBIT 99.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350, as adopted), Vincent F. Sollitto, Chief Executive Officer of Photon Dynamics, Inc. (the “Company”), and Richard L. Dissly, the Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

1.    The Company’s annual report on Form 10-K for the fiscal year ended September 30, 2002 (the “Report”), to which this Certification is attached as Exhibit 99.1, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ VINCENT F. SOLLITTO
Vincent F. Sollitto Chief Executive Officer

/s/ RICHARD L. DISSLY
Richard L. Dissly Chief Financial Officer

DATED: December 11, 2002.